SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2001

Mercury General Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-3681 (Commission File Number)	95-221-1612 (I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (323) 937-1060

     This Current Report on Form 8-K is filed by Mercury General Corporation, a California corporation (“Mercury General”), in connection with the matters described herein.

Item 5.  Other Events.

     On July 30, 2001, Mercury General issued a press release announcing financial and certain other operational results for the quarter ended June 30, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

99.1	Press Release, dated July 30, 2001, issued by Mercury General Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2001	Mercury General Corporation

	By:	/s/ GABRIEL TIRADOR

Gabriel Tirador Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated July 30, 2001, issued by Mercury General Corporation